Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cornerstone Realty Income Trust, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of his knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of March 31, 2004 and for the period then ended.

/s/ STANLEY J. OLANDER, JR.

Stanley J. Olander, Jr. Chief Financial Officer

May 6, 2004

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